                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of shares of common stock, $0.001 par value per share (the "Shares"), including such additional Shares as may be offered pursuant to Rule 462 under the Securities Act of 1933, as amended, in connection with the merger of MacDonald-Miller Industries, Inc. with and into MacDonald-Miller Acquisition Corp., the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virture thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 25th day of August, 1997.



                                                /s/ JAMES D. WEAVER
                                                -------------------------------
                                                James D. Weaver

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of shares of common stock, $0.001 par value per share (the "Shares"), including such additional Shares as may be offered pursuant to Rule 462 under the Securities Act of 1933, as amended, in connection with the merger of MacDonald-Miller Industries, Inc. with and into MacDonald-Miller Acquisition Corp., the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 25th day of August, 1997.



                                                /s/ CHESTER J. JACHIMIEC
                                                -------------------------------
                                                Chester J. Jachimiec

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of shares of common stock, $0.001 par value per share (the "Shares"), including such additional Shares as may be offered pursuant to Rule 462 under the Securities Act of 1933, as amended, in connection with the merger of MacDonald-Miller Industries, Inc. with and into MacDonald-Miller Acquisition Corp., the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 25th day of August, 1997.



                                                /s/ JAMES D. JENNINGS
                                                -------------------------------
                                                James D. Jennings

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of shares of common stock, $0.001 par value per share (the "Shares"), including such additional Shares as may be offered pursuant to Rule 462 under the Securities Act of 1933, as amended, in connection with the merger of MacDonald-Miller Industries, Inc. with and into MacDonald-Miller
Acquisition Corp., the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 25th day of August, 1997.



                                                /s/ TIMOTHY JOHNSTON
                                                -------------------------------
                                                Timothy Johnston

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of shares of common stock, $0.001 par value per share (the "Shares"), including such additional Shares as may be offered pursuant to Rule 462 under the Securities Act of 1933, as amended, in connection with the merger of MacDonald-Miller Industries, Inc. with and into MacDonald-Miller Acquisition Corp., the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 25th day of August, 1997.



                                                /s/ DONALD L. LUKE
                                                -------------------------------
                                                Donald L. Luke

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of shares of common stock, $0.001 par value per share (the "Shares"), including such additional Shares as may be offered pursuant to Rule 462 under the Securities Act of 1933, as amended, in connection with the merger of MacDonald-Miller Industries, Inc. with and into MacDonald-Miller
Acquisition Corp., the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 25th day of August, 1997.



                                                /s/ J. PATRICK MILLINOR, JR.
                                                -------------------------------
                                                J. Patrick Millinor, Jr.

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of shares of common stock, $0.001 par value per share (the "Shares"), including such additional Shares as may be offered pursuant to Rule 462 under the Securities Act of 1933, as amended, in connection with the merger of MacDonald-Miller Industries, Inc. with and into MacDonald-Miller
Acquisition Corp., the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 25th day of August, 1997.



                                                /s/ JAMES P. NORRIS
                                                -------------------------------
                                                James P. Norris

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of shares of common stock, $0.001 par value per share (the "Shares"), including such additional Shares as may be offered pursuant to Rule 462 under the Securities Act of 1933, as amended, in connection with the merger of MacDonald-Miller Industries, Inc. with and into MacDonald-Miller
Acquisition Corp., the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 25th day of August, 1997.



                                                /s/ RICHARD S. ROUSE
                                                -------------------------------
                                                Richard S. Rouse

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of shares of common stock, $0.001 par value per share (the "Shares"), including such additional Shares as may be offered pursuant to Rule 462 under the Securities Act of 1933, as amended, in connection with the merger of MacDonald-Miller Industries, Inc. with and into MacDonald-Miller
Acquisition Corp., the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 25th day of August, 1997.



                                                /s/ JOHN M. SULLIVAN
                                                -------------------------------
                                                John M. Sullivan